Finance Costs And Income	12 Months Ended
Dec. 31, 2021
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Finance Costs And Income
NOTE 26. FINANCE COSTS AND INCOME

Years ended December 31,	2021	2020	2019
Finance Costs
Short and long-term borrowings	$17,252	$19,993	$19,679
Interest on lease liability	3,029	3,371	2,586

Total finance costs	$20,281	$23,364	$22,265

Finance Income
Interest income	$3,286	$871	$3,687

Net finance costs	$16,995	$22,493	$18,578